SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 31, 2000


                           LORACA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



Nevada                           005-58227                   87-0555751
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(State or other           (Commission File No.)        (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)

                                1601 Fifth Avenue
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 332-0400

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ITEM 2. Acquisition Or Disposition Of Assets

     On February 11, 2000, Loraca International, Inc. ("Loraca"), through its subsidiary, entered into an agreement to acquire all of the outstanding shares of The Lexus Companies, Inc. and its subsidiary, Calumet Securities Corporation (collectively "Lexus") pursuant to the terms of an Agreement and Plan of Merger (the "Agreement"), as previously discussed in the Company's Current Report on Form 8-K filed February 28, 2000. On March 15, the parties to the Agreement executed an Amendment to the Agreement and Plan of Merger allowing the closing of the transaction to occur as late as April 15, 2000. On March 31, 2000, the transaction described in the Agreement closed, at which time Loraca (through its subsidiary) paid to Lexus an aggregate of (i) 377,778 shares of common stock, par value $0.001 per share, of Loraca (the "Loraca Common Stock"), and (ii) floating rate convertible subordinated notes in the principal amount of $2.3 million (the "Notes").

     The value of the consideration paid by Loraca for the Lexus stock was based on an arm's length negotiation between the parties after considering the perceived value of the Lexus business and its assets, the liabilities of Lexus that are to be assumed by the subsidiary of Loraca, and the market value of the shares of Loraca Common Stock that will be delivered at Closing or that will be issuable upon conversion of the Notes.

     Loraca intends to continue operating the Calumet business in its growing internet mortgage operations as a platform to fund and service the loans that Loraca and its subsidiaries originate.

ITEM 7. Financial Statements And Exhibits

     (a) Financial statements of business acquired. To be filed by amendment within 60 days of this report.

     (b) Pro forma financial information. To be filed by amendment within 60 days of this report.

     (c) Exhibits.

Exhibits.         Description

2.1* Agreement and Plan of Merger dated as of February 11, 2000 by and among Loraca International, Inc., Loraca Acquisition Corp., The Lexus Companies, Inc. and the Shareholders of The Lexus Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.

2.2               Amendment to Agreement and Plan of Merger

4.1 Form of the Notes (to be filed as an amendment to this Current Report on Form 8-K).

99.1              Press Release issued by the Company on February 14, 2000.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          LORACA INTERNATIONAL, INC.




                                          By: /s/ Bernard A. Guy
                                              Bernard A. Guy
                                              President

     Date: April 14, 2000

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                                  EXHIBIT INDEX

2.1* Agreement and Plan of Merger dated as of February 11, 2000 by and among Loraca International, Inc., Loraca Acquisition Corp., The Lexus Companies, Inc. and the Shareholders of The Lexus Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.

2.2       Amendment to Agreement and Plan of Merger.

4.1 Form of the Notes (to be filed as an amendment to this Current Report on Form 8-K).

99.1      Press Release issued by the Company on February 14, 2000.

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* Incorporated  by reference to the Company's  Report on Form 8-K filed February
28, 2000.

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